UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 22, 2019 (May 22, 2019)
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Charlotte, NC		28277
(Address of principal executive offices)		(Zip Code)

(844) 546-3722
(Registrant's telephone number, including area code)

221 West Philadelphia Street, York, PA 17401-2991
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Nicholas W. Alexos

On May 22, 2019, DENTSPLY SIRONA Inc. (the “Company”) announced that Nicholas W. Alexos, its Executive Vice President and Chief Financial Officer, will be leaving the Company in connection with the relocation of the Company’s headquarters to Charlotte, North Carolina. The Company is conducting a formal search for his replacement, and Mr. Alexos has agreed to continue to serve in his present position until his successor is appointed.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on May 22, 2019. The following matters were voted upon at the annual meeting, with the results indicated:

1.Election of ten directors to serve a one-year term and until his or her successor is duly elected and qualified.

	Director	For	Against	Abstain	Broker Non-Votes
1a.	Michael C. Alfano	196,030,162	3,751,049	173,671	9,178,435
1b.	Eric K. Brandt	192,258,359	7,525,300	171,223	9,178,435
1c.	Donald M. Casey Jr.	199,140,953	626,967	186,962	9,178,435
1d.	Willie A. Deese	197,109,194	2,782,930	62,758	9,178,435
1e.	Betsy D. Holden	198,488,582	1,412,032	54,268	9,178,435
1f.	Arthur D. Kowaloff	197,579,661	2,310,663	64,558	9,178,435
1g.	Harry M. Jansen Kraemer Jr.	198,258,977	1,520,835	175,070	9,178,435
1h.	Gregory T. Lucier	199,482,376	295,934	176,572	9,178,435
1i.	Francis J. Lunger	194,785,868	4,998,277	170,737	9,178,435
1j.	Leslie F. Varon	197,896,253	1,990,752	67,877	9,178,435

2.Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its 2019 fiscal year.

For	Against	Abstain	Broker Non-Votes
201,919,599	7,170,849	42,869	0

3.Non-binding advisory vote on the Company's executive compensation was approved.

For	Against	Abstain	Broker Non-Votes
189,621,328	10,122,777	210,777	9,178,435

Item 8.01 Other Events.

On May 22, 2019, effective immediately, the Board of Directors approved the relocation of the Company’s principal executive offices from York, Pennsylvania to its offices at 13320 Ballantyne Corporate Place, Charlotte, North Carolina 28277.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

By:  /s/ Keith J. Ebling
Keith J. Ebling, Executive Vice President,
 General Counsel and Secretary

Date: May 22, 2019